Exhibit 99.1
Dana Holding Corporation Fourth-Quarter & Full-Year 2007 Conference Call March 19, 2008

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Safe Harbor Statement Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward- looking statement. Dana's Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

Agenda Emergence Summary John Devine Executive Chairman & Acting CEO Company Overview John Devine 2007 Financial Review Ken Hiltz Chief Financial Officer Looking Forward John Devine Q&A Session

Emergence Summary Entered Chapter 11 Reorganization on March 3, 2006; emerged on January 31, 2008 Achieved Four Key Initiatives: Improve product profitability ($180 million) Obtained pricing improvements from customers Reduce labor and benefit cost ($170 million) Established VEBAs, wage and benefit reductions, pension freezes Optimize manufacturing footprint ($60 million) Closed/consolidated facilities Reduce overhead costs ($50 million) Realized efficiencies via consolidation and headcount reduction

Emergence Summary Restructuring/repositioning Divestitures: Engine Hard Parts, Fluid Products, Coupled Products, Pump Products, Trailer Axle, GETRAG, DCC Headcount reduction 2005 - 44,000 2006 - 45,000 2007 - 35,000 Capital structure/financing Centerbridge Investment Agreement Forged innovative partnerships with our labor unions Exit financing facility ($1.43 B term; $650 M revolver) Equity: 100 M shares Common ($2.23 B pro forma) 2.5 M shares Preferred A ($242 M) 5.4 M shares Preferred B ($529 M) (Continued)

Business Overview Three primary markets (% of 2007 sales) Commercial Vehicle (14%) Medium and heavy-duty trucks, buses, and other commercial vehicles Automotive (68%) Passenger cars, light trucks, vans, SUVs, and CUVs Construction machinery and leisure/utility vehicles and outdoor power, agricultural, mining, forestry, and material handling equipment; and a variety of non-vehicular industrial applications Off-Highway (18%)

Product Mix Axle Driveshaft Structures Sealing Thermal Other 23 4 - - - - - - 5 32 30 14 13 8 3 - - - 68 53 18 13 8 3 5 100 ASG HVSG Total 2007 Percent of Sales

Key Customers 2007 2006 2005 23 23 26 7 10 11 6 5 4 19 23 21 Percent of Sales

Geographic Information Net Sales by Country ($ in millions) United States $4,000 Italy 832 Canada 536 Brazil 531 Germany 462 Mexico 255 Australia 250 All Others* 1,855 TOTAL $8,721 * Combined Net Sales by Region ($ in millions) N. America $4,791 Europe 2,256 S. America 1,007 Asia Pacific 667 TOTAL $8,721 2007 Sales by Region & Largest Countries

Income Statement 2007 2006 2005 Sales $ 8,721 $ 8,504 $ 8,611 Cost of sales (8,231) (8,166) (8,205) SG&A (365) (419) (500) Other income, net 162 140 88 Income (loss) from continuing operations before realignment, impairment, interest, reorganization items, and income taxes 287 59 (6) Realignment charges (205) (92) (58) Impairment charges (89) (280) (53) Loss from continuing operations before interest, reorganization items, and income taxes (7) (313) (117) Interest expense (105) (115) (168) Reorganization items (275) (143) - - - Loss from continuing operations before income taxes (387) (571) (285) Income tax expense (62) (66) (924) Equity earnings, less minority interest 16 19 34 Loss from continuing operations (433) (618) (1,175) Loss from discontinued operations (118) (121) (434) Accounting change - - - - - - 4 Net loss $ (551) $ (739) $ (1,605) ($ in millions) 11 (c) 2008 Dana Limited.

Income Statement 2007 2006 2005 Sales $ 8,721 $ 8,504 $ 8,611 Cost of sales (8,231) (8,166) (8,205) SG&A (365) (419) (500) Other income, net 162 140 88 Income (loss) from continuing operations before realignment, impairment, interest, reorganization items, and income taxes $ 287 $ 59 $ (6) ($ in millions) 12 (c) 2008 Dana Limited. Expected Annual Reorganization Benefits: Product profitability $180 Labor and benefit costs 170 Manufacturing footprint optimization 60 Overhead cost reduction 50 TOTAL $460 Benefits Recognized in 2007 $200

Segment Sales & Profit 2007 2006 2005 2007 2006 2005 Light Axle $ 2,627 $ 2,230 $ 2,448 $ 21 $ (43) $ 9 Driveshaft 1,200 1,124 1,088 64 80 99 Structures 1,069 1,174 1,288 43 (15) 2 Sealing 720 679 661 46 49 56 Thermal 291 283 312 11 26 58 Commercial Vehicle 1,235 1,683 1,540 27 25 (20) Off Highway 1,549 1,231 1,100 135 109 85 Other 30 100 174 (33) (50) (67) Segment operations $ 8,721 $ 8,504 $ 8,611 314 181 222 Realignment charges in segment EBIT 5 11 3 Shared services & other items (32) (133) (231) Income (loss) from continuing operations before realignment, impairment, interest, reorganization items, and income taxes $287 $ 59 $(6) External Sales Segment EBIT ($ in millions)

Fourth Quarter* 2007 2006 Sales $2,157 $1,998 Income (loss) from continuing operations before realignment, impairment, reorganization items, interest, and taxes 79 (37) Realignment and impairment (135) (142) Reorganization items (102) (29) Loss from continuing operations (228) (210) Loss from discontinued operations (29) (19) Net loss $ (257) $(229) ($ in millions) (c) 2008 Dana Limited. 2007 vs. 2006 * Condensed quarterly results presented; please see supplemental slide #22 for full 4th quarter income statements

Cash Flow 2007 2006 2005 Net loss $ (551) $ (739) $ (1,605) Depreciation and amortization 279 278 310 Other non-cash charges - impairment, reorganization, pension settlement and net losses on divestitures 345 457 515 Deferred income taxes (29) (41) 751 OPEB and VEBA payments (98) - - - - - - Working capital 83 199 (162) Other operating, net (81) (102) (25) Cash provided by (used for) operations (52) 52 (216) Divestiture and asset sale proceeds 609 195 183 Purchases of property, plant, and equipment (254) (314) (297) Other investing, net (7) 33 60 Cash provided by (used for) investing 348 (86) (54) Net increase (decrease) in debt 166 (49) 447 Dividends and other - - - - - - (49) Cash provided by (used for) financing 166 (49) 398 Net increase (decrease) in cash $ 462 $ (83) $ 128 ($ in millions) 15 (c) 2008 Dana Limited.

Cash Flow 2007 2006 2005 Cash provided by (used for) operations $(52) $ 52 $(216) Reorganization and related items: Reorganization 141 118 - - - VEBA payments 27 - - - - - - U.K. pension settlement 93 - - - - - - $209 $170 $ (216) ($ in millions) 16 (c) 2008 Dana Limited. Impact of Reorganization & Related Items

Pro Forma Post-Emergence Liquidity Cash at December 31, 2007 $ 1,271 Less - deposits supporting obligations (111) Less - cash in less than wholly-owned subsidiaries (88) Available cash at Dec. 31, 2007 - before emergence impact 1,072 Additional cash availability provided at emergence - Exit Facility term loan proceeds, net 1,276 Preferred stock proceeds, net 773 Exit Facility revolver availability 330 European Receivable facility availability 33 Emergence cash requirements - Repayment of DIP Credit obligations (901) VEBA payments (788) Fees and other claim obligations (323) Additional lines of credit 42 Pro forma liquidity upon emergence $ 1,514 ($ in millions)

Pro Forma Post-Emergence Balance Sheet Assets - Cash and other current assets $ 3,792 $ 853 $ 138 $ 4,783 Property, plant, and equipment 1,763 - - - 271 2,034 Intangibles 1 - - - 683 684 Goodwill 349 - - - (170) 179 Other non-current assets 520 39 (39) 520 Total assets $ 6,425 $ 892 $ 883 $ 8,200 Liabilities and Equity - Current liabilities other than debt $ 1,769 $ 944 $ (20) $ 2,693 Short-term debt 1,183 (1,038) - - - 145 Long-term debt 19 1,236 - - - 1,255 Non-current liabilities and minority interest 725 - - - 381 1,106 Liabilities subject to compromise 3,511 (3,511) - - - - - - Total liabilities 7,207 (2,369) 361 5,199 Preferred stock - - - 771 - - - 771 Common stock and paid in capital 352 1,878 - - - 2,230 Retained earnings and AOCI (1,134) 612 522 - - - Total liabilities and equity $ 6,425 $ 892 $ 883 $ 8,200 Actual Dec. 31, 2007 Reorganization Adjustments Fresh Start Adjustments Pro Forma Dec. 31, 2007 ($ in millions) 18 (c) 2008 Dana Limited.

Our Focus in 2008 Rebuild the Team New Board of Directors Search for new CEO and CFO Aggressive pursuit of talent where necessary Jump-Start Operations Build on 2007 changes in manufacturing footprint and labor agreements Focus on driving consistent metrics, benchmarking, and execution Cost opportunities in manufacturing, supply chain, and overhead Address Strategic Issues Evaluate each of our business lines Growth opportunities in Commercial Vehicle, Off-Highway, and Asia Financial Performance & Plans Focus on profits and cash flow, by business Strong liquidity and balance sheet Drive value over time Need to deal with economic downturn and higher commodity prices Establishing Credibility is Job #1

Questions?

Q4 Income Statement 2007 2006 Sales $2,157 $1,998 Cost of sales (2,030) (1,957) SG&A (102) (104) Other income, net 54 26 Income (loss) from continuing operations before realignment, impairment, interest, reorganization items, and income taxes 79 (37) Realignment charges (46) (88) Impairment charges (89) (54) Loss from continuing operations before interest, reorganization items, and income taxes (56) (179) Interest expense (27) (26) Reorganization items (102) (29) Loss from continuing operations before income taxes (185) (234) Income tax expense (47) 12 Equity earnings, less minority interest 4 12 Loss from continuing operations (228) (210) Loss from discontinued operations (29) (19) Net loss $ (257) $(229) ($ in millions) 22 (c) 2008 Dana Limited. Supplemental Information